UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                       November 3, 2004 (November 2, 2004)

                        WINDROSE MEDICAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                      001-31375                 35-216691
          --------                      ---------                 ---------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                         3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (317) 860-8180

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is being furnished as an exhibit to this Current Report on Form 8-K.

      Exhibit No.       Description
      -----------       -----------

      99.1              Windrose Medical Properties Trust Reports Third Quarter
                        2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WINDROSE MEDICAL PROPERTIES TRUST

Date: November ___, 2004                       By:
                                                   -----------------------------
                                                       C. Douglas Hanson
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1